UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2016

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

(805) 562-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On February 8, 2016, Sientra, Inc. issued a press release and mailed a letter to surgeons announcing the return of its products to the market. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference, and a copy of the letter is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release of Sientra, Inc. dated February 8, 2016.
99.2	Letter of Sientra, Inc. dated February 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIENTRA, INC.

Dated: February 8, 2016	By:	/s/Jeffrey Nugent
Jeffrey Nugent
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Sientra, Inc. dated February 8, 2016.
99.2	Letter of Sientra, Inc. dated February 8, 2016.